Consolidated statement of comprehensive income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Consolidated statement of comprehensive income
Profit for the year	$ 63,593	$ 86,053	$ 11,138
Items that will not be reclassified subsequently to profit and loss:
Change in fair value on equity instrument at FVOCI, net of hedging	546	491	(1,224)
Items that are or may be reclassified subsequently to profit and loss:
Change in fair value on financial instruments, net of hedging	2,265	(2,694)	2,667
Reclassification of gains (losses) on financial instruments to the profit or loss	(425)	261	(1,704)
Exchange difference in conversion of foreign currency operation	(360)	(296)	(1,282)
Other comprehensive income (loss)	2,026	(2,238)	(1,543)
Total comprehensive income for the year	$ 65,619	$ 83,815	$ 9,595